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                                                                    Exhibit 99.1

                                Cash Transactions


                         CABCO Trust for Florida P&L First
                         Mortgage Bonds


December 1, 2003         Receipt of Redemption Proceeds on        $25,682,500.00
                         Florida Power & Light Company
                         7.05% First Mortgage Bonds due
                         December 1, 2026

December 1, 2003         Receipt of Interest on                   $881,250.00
                         Florida Power & Light Company
                         7.05% First Mortgage Bonds due
                         December 1, 2026

December 1, 2003         Funds Disbursed to                       $26,563,750.00
                         Holders of CABCO
                         Trust Certificates